Exhibit 10.59
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL, AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***].

THIRD AMENDMENT TO LEASE
    THIS THIRD AMENDMENT TO LEASE (this "Amendment") is made and entered into as of May 15, 2024 (the "Effective Date"), by and between BH GRP TCAM Owner LLC, a Delaware limited liability company ("Landlord") and HOLOGIC, INC., a Delaware corporation ("Tenant").

WITNESSETH:
WHEREAS, Landlord and Tenant are parties to that certain Office Lease dated December 31, 2003 (the "Original Lease"), as amended by that certain First Amendment dated August 23, 2017 (the "First Amendment"), and that certain Section Amendment to Lease dated October 30, 2023 (the "Second Amendment" together with Original Lease and First Amendment, collectively, the "Lease"), pursuant to which Landlord has leased to Tenant space currently containing 216,218 rentable square feet comprising the entire building known as "Building 3" and located at 250 Campus Drive, Marlborough, Massachusetts (the "Premises") in that certain building complex known as The Campus at Marlborough (the "Project").

WHEREAS, the Term of the Lease is scheduled to expire on December 31, 2025 (the
"Existing Expiration Date")
WHEREAS, Landlord and Tenant are entering into this Amendment to (i) extend the Term of the Lease, and (ii) amend certain other terms and conditions of the Lease.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:
1.Recitals; Capitalized Terms. All of the foregoing recitals are true and correct. All
References to "the Lease" or "this Lease" or "herein" or "hereunder" or similar terms or to any sections thereof shall mean the Lease, or such section thereof, as modified by this Amendment. Unless otherwise defined herein, all capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Lease.
2.Extension of Term. The Term of the Lease is hereby extended for an additional period of one hundred eight (108) months (the "Second Extension Term"), commencing on January 1, 2026 (the "Second Extension Term Commencement Date") and expiring on December 31, 2034 (the "Second Extension Term Expiration Date"), unless sooner terminated in accordance with the Lease. The Second Extension Term shall be upon all of the same terms and conditions of the Lease in effect immediately preceding the Second Extension Term Commencement Date, except as set forth in this Amendment. Whereas Tenant is currently in
Second Extension Term without any obligation on the part of Landlord to perform any additions, alterations, or demolition in the Premises.
3.Base Rent. Notwithstanding anything to the contrary contained in the Lease, commencing on January 1, 2025 through the Second Extension Term Expiration Date, Tenant shall pay Base Rent with respect to the Premises as set forth in the following rent chart:

Period:		Annual Base Rent	Monthly Base Rent	Base Rent Per Rentable Square Foot
1/1/2025	12/31/2025	[***]	[***]	[***]
1/1/2026	12/31/2026	[***]	[***]	[***]
1/1/2027	12/31/2027	[***]	[***]	[***]
1/1/2028	12/31/2028	[***]	[***]	[***]
1/1/2029	12/31/2029	[***]	[***]	[***]
1/1/2030	12/31/2030	[***]	[***]	[***]
1/1/2031	12/31/2031	[***]	[***]	[***]
1/1/2032	12/31/2032	[***]	[***]	[***]
1/1/2033	12/31/2033	[***]	[***]	[***]
1/1/2034	12/31/2034	[***]	[***]	[***]

4.Landlord’s Contribution. Landlord shall reimburse Tenant for the hard and soft costs incurred by Tenant with respect to certain Alterations Tenant intends to perform ("Tenant's Work") in the Premises up to [***] ("Landlord’s Contribution") provided that a requisition is submitted by Tenant in accordance with the provisions of this Section on or before December 31, 2026 (the "Outside Requisition Date"). Landlord’s Contribution may not be applied to costs arising from an Event of Default or from any facts or circumstances that could become an Event of Default, such as legal fees or bonding costs arising in connection with a mechanic's lien placed on the Premises or Tenant’s interest therein. Tenant shall be entirely responsible for any excess. Landlord’s Contribution shall be payable by Landlord to Tenant (or, at Landlord’s election, directly to Tenant’s contractor) upon written request, which request shall be given no more frequently than once every thirty (30) days, for such disbursement, which shall be accompanied by: (i) invoices for Tenant’s Work covered such requisition; (ii) copies of partial lien waivers or final lien waivers (in the case of a final installment); (iii) a certificate signed by the Tenant’s architect certifying that Tenant’s Work represented by the aforementioned invoices has been completed substantially in accordance with plans approved by Landlord; (iv) a certificate of substantial completion and as-built plans for Tenant’s Work (in the case of a final installment; and (v) all other information and materials reasonably requested by Landlord. Landlord shall pay each required installment within thirty (30) days of receiving the materials enumerated in the previous sentence.

Notwithstanding the foregoing, Tenant may elect, by written notice to Landlord at any time prior fifty percent (50%) of the next due installments of Base Rent payable under the Lease, in which case, such credit elected by Tenant shall be so applied until fully utilized.
5.Landlord's Work. Following the Effective Date of this Amendment, Landlord will commence the replacement of [***] rooftop units, chiller, and base building Liebert units ("Landlord's Work"). Landlord intends to install [***] rooftop units and related equipment per calendar year over [***] years, subject to delays due to product availability, Tenant delays, and Force Majeure. Landlord and Tenant shall cooperate in good faith to finalize the specifications for Landlord’s Work including but not limited to equipment type, size, installation method, and schedule.
6.Extension Option. Tenant shall have one (1) remaining option to extend the Term of the Lease for an additional period of five (5) years, on the terms and conditions as set forth in Lease, particularly Sections 2.2 and 3.2 of Original Lease, and Section III of First Amendment.
7.Signage. Subject to Landlord's consent, which shall not be unreasonably withheld, conditioned, or delayed, Tenant will have the right to install new exterior signage using Tenant's standard graphics on the exterior of Building 3 of a size and in a location acceptable to Landlord, provided however, Tenant complies with the obligations under Article 23 of Original Lease.

8.Permitted Transfer. Subclause (z) of Section 14.6 of Original Lease is hereby deleted in its entirety and the following is inserted in its place: "(z) the successor entity has a tangible net worth at least equal to or greater than the tangible net worth of Tenant immediately prior to such transfer, as evidenced by audited financial statements provided to Landlord by Tenant.

9.Brokerage. With respect to this Amendment, each of Landlord and Tenant represents and warrants that it has dealt with no brokers in connection with the negotiation and execution of this Amendment, other than Newmark and Kelleher & Sadowsky Associates, Inc. (the "Brokers"). Tenant shall indemnify Landlord against all costs, expenses, reasonable attorneys’ fees and other liability for commissions and other compensation claimed in connection with this Amendment by any other broker or agent, other than the Brokers, claiming the same by, through or under Tenant. Landlord shall indemnify Tenant against all costs, expenses, reasonable with this Amendment by any other broker or agent claiming the same by, through or under Landlord. Landlord shall be responsible for payment of any fees or commissions due to the Brokers pursuant to the terms of a separate agreement.

10.Ratification. Except as expressly modified by this Amendment, the Lease shall remain in full force and effect, and as further modified by this Amendment, is expressly ratified and confirmed by the parties hereto. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the provisions of the Lease regarding assignment and subletting.

11.Governing Law; Interpretation and Partial Invalidity. This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts. If any term of this Amendment, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Amendment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Amendment shall be valid and enforceable to the fullest extent permitted by law. This Amendment contains all of the agreements of the parties with respect to the subject matter hereof, and supersedes all prior dealings between them with respect to such subject matter.

12.Counterparts; Authority and Binding Agreement. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Delivery of an executed counterpart of this Amendment as a .PDF or similar attachment to an email or execution via an electronic signature application (such a DocuSign) shall constitute effective delivery of this Amendment by the party so delivering the same for all purposes as delivery of an executed original counterpart. Each of Landlord and Tenant warrants to the other that the person or persons executing this Amendment on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Amendment. This Amendment shall become effective and binding only upon the execution and delivery of this Amendment by both Landlord and Tenant.

13.Tenant Representations. As a material inducement to Landlord entering into this Amendment, Tenant represents and certifies to Landlord that, as of the Effective Date of this Amendment: (i) the Lease, as modified hereby, contains the entire agreement between the parties hereto relating to the Premises and that there are no other agreements between the parties relating to the Premises, the Lease, or the Building which are not contained or referred to herein or in the Lease, (ii) Landlord is not in default in any respect in any of the terms, covenants and conditions of the Lease; (iii) Tenant has no existing setoffs, counterclaims, or defenses against Landlord under the Lease; and (iv) Tenant has not assigned or pledged its leasehold interest under the Lease, or sublet or licensed or granted any other occupancy rights with respect to any or all of the Premises.

[Signatures on following page(s).]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed by persons hereunto duly authorized, as of the date first set forth above.
LANDLORD:

BH GRP TCAM OWNER LLC, a Delaware limited liability company

By: /s/ Phillip F. Dorman
Name: Phillip F. Dorman Title: Managing Partner
TENANT:
HOLOGIC, INC., a Delaware corporation

By: /s/ Scott Christensen
Name: Scott Christensen
Title: Senior Vice President, Global Supply Chain, Quality and Regulatory

[Signature page of Amendment]